Financial Assets at FVPL	12 Months Ended
Dec. 31, 2022
Financial assets at fair value through profit or loss [abstract]
Financial Assets at FVPL
12.
Financial Assets at FVPL

As at December 31, 2022 and 2021, this account consists of:

	2022	2021
		(in million pesos)
Club shares and others	432	339
Phunware	—	—
	432	339

Investment of PLDT Capital in Phunware

On September 3, 2015, PLDT Capital subscribed to an 8% US$5 million Convertible Promissory Note, or Note, issued by Phunware, a Delaware corporation. Phunware provides an expansive mobile delivery platform that creates, markets, and monetizes mobile application experiences across multiple screens. The US$5 million Note was issued to and paid for by PLDT Capital on September 4, 2015.

On December 18, 2015, PLDT Capital subscribed to Series F Preferred Shares of Phunware for a total consideration of US$3 million. On the same date, the Note and its related interest were converted to additional Phunware Series F Preferred Shares.

On February 27, 2018, Phunware entered into a definitive Agreement and Plan of Merger, or Merger Agreement, with Stellar Acquisition III, Inc., or Stellar, relating to a business combination transaction for an enterprise value of US$301 million, on a cash-free, debt-free basis. Pursuant to the Merger Agreement, the holders of Phunware common stock will be entitled to the right to receive the applicable portion of the merger consideration in the form of Stellar common shares, which are listed on the Nasdaq Stock Market. As a result, the holders of Phunware preferred stock have requested the automatic conversion of all outstanding preferred shares into common shares effective as of immediately prior to the closing of the transaction on a conversion ratio of one common share per one preferred share. In addition to the right to receive Stellar common shares, each holder of Phunware Stock is entitled to elect to receive its pro rata share of warrants to purchase Stellar common shares that are held by the affiliate companies of Stellar’s co-Chief Executive Officers, or Stellar’s Sponsors.

On November 28, 2018, PLDT Capital elected to receive its full pro rata share of the warrants to purchase Stellar common shares held by Stellar’s Sponsors.

On December 26, 2018, Phunware announced the consummation of its business combination with Stellar. Stellar, the new Phunware holding company, changed its corporate name to “Phunware, Inc.,” or PHUN, and Phunware changed its corporate name to “Phunware OpCo, Inc.” Upon closing, PLDT Capital received the PHUN common shares equivalent to its portion of the merger consideration and its full pro rata share of warrants to purchase PHUN common shares.

On March 15, 2019, PLDT Capital exercised its warrants to purchase PHUN common shares for a total consideration of US$1.6 million.

On October 25, 2021, PLDT Capital sold all of its PHUN common shares for an aggregate amount of US$9.5 million, or Php482 million, resulting in the full divestment of the investment in Phunware and a gain on fair value change amounting to Php306 million and a gain on sale amounting to Php115 million were recognized.